MERRILL LYNCH
FEDERAL
SECURITIES TRUST








FUND LOGO








Semi-Annual Report

February 28, 1997





Officers and Trustees
Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER


Economic Environment
The US economy continued to be strong during the three months ended February 28, 1997. It is anticipated that gross domestic product
(GDP) growth may subside from its 3.9% fourth quarter 1996 growth spurt to a noninflationary rate of 2.0%--2.5% in 1997. Unemployment is low, consumer confidence is high and inflation remains at its lowest level in more than 30 years. However, Federal Reserve Board Chairman Alan Greenspan remains vigilant in the fight against inflation. His concerns center on the tightness in labor markets which could lead to wage inflation and on the tremendous rise in the stock market which he termed "irrational exuberance."

In his bi-annual state of the economy report to Congress, Chairman Greenspan hinted that a preemptive tightening in monetary policy may be necessary to control the building of inflationary pressures. This, of course, had an immediate impact on the financial markets. Short-term interest rates were raised on March 25, 1997. While further monetary tightening is possible, it appears that it is likely that current monetary policy is restrictive enough to curb economic growth. The real funds rate is currently 3.00%, which is the Federal funds rate of 5.50% adjusted for 2.5% inflation. This is substantially higher than the longer-term averages. Presently, financial markets are pricing in further interest rate increases for sometime in 1997.

Portfolio Strategy
Although short-term interest rates were essentially unchanged during the February quarter, longer-term interest rates rose significantly. Two-year and longer Treasury securities all moved higher in yield by ap-proximately 50 basis points (0.50%). This environment is favorable for mortgage-backed securities (MBS), relative to Treasury securities, as refinancing concerns are greatly diminished. The high yield on MBS, achieved by the effective selling of the embedded call option, is received without the negative effect of huge payments.

MBS performed impressively and reduced prepayment fears were not the only factor helping performance over the February quarter. A significant pickup in collateralized mortgage obligation issuance, light selling by mortgage bankers and increased demand for yield spread products all contributed to the performance of MBS. For example, Federal Home Loan Mortgage Corporation (FHLMC) 7% returned -0.01% for the quarter, while a similar average life 10-year Treasury note returned -2.30%. In addition, yield spreads tightened to 20-month lows.

The portfolio structure of overweighting MBS was the correct strategy for 1996 and seems to be thus far for 1997. We expect to maintain this strategy as investor demand for yield is strong. However, even if yield spreads remain the same, the incremental yield from MBS will still be attractive. The Trust continues to underweight the Treasury sector, but shifted 12% of net assets into Federal National Mortgage Association (FNMA) and FHLMC multi-family MBS. Although these securities offer attractive yields and are guaranteed by FNMA and FHLMC, the real attraction lies in the fact that there are prepayment restrictions against refinancing. Therefore, if interest rates decline, the price appreciation on these securities should be greater than with a residential MBS that allows for refinancing.

In Conclusion
We thank you for your investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager


March 27, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                12 Month    3 Month
                                                 2/28/97   11/30/96  2/29/96    % Change    % Change
Class A Shares*                                   $9.56     $9.68     $9.66      -1.04%      -1.24%
Class B Shares*                                    9.56      9.68      9.66      -1.04       -1.24
Class C Shares*                                    9.56      9.68      9.66      -1.04       -1.24
Class D Shares*                                    9.56      9.68      9.66      -1.04       -1.24
Class A Shares--Total Return*                                                    +5.88(1)    +0.45(2)
Class B Shares--Total Return*                                                    +5.06(3)    +0.26(4)
Class C Shares--Total Return*                                                    +5.01(5)    +0.25(6)
Class D Shares--Total Return*                                                    +5.61(7)    +0.39(8)
Class A Shares--Standardized 30-day Yield          6.44%
Class B Shares--Standardized 30-day Yield          5.95%
Class C Shares--Standardized 30-day Yield          5.90%
Class D Shares--Standardized 30-day Yield          6.19%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.650 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.576 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.571 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.626 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.157 per share ordinary income dividends.

Performance Summary--Class A Shares***
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.08          --          $0.129          + 0.54%
1995                                 9.08        9.78          --           0.665          +15.46
1996                                 9.78        9.58          --           0.638          + 4.71
1/1/97--2/28/97                      9.58        9.56          --           0.098          + 0.93
                                                                           ------
                                                                     Total $1.530

                                                    Cumulative total return as of 2/28/97: +22.69%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Trust outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
12/23/91--12/31/91                  $9.92       $9.94          --          $0.019          + 0.39%
1992                                 9.94        9.81          --           0.619          + 5.10
1993                                 9.81        9.98          --           0.481          + 6.73
1994                                 9.98        9.08          --           0.523          - 3.81
1995                                 9.08        9.77          --           0.592          +14.47
1996                                 9.77        9.58          --           0.565          + 4.02
1/1/97--2/28/97                      9.58        9.56          --           0.087          + 0.80
                                                                           ------
                                                                     Total $2.886

                                                    Cumulative total return as of 2/28/97: +30.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.07          --          $0.115          + 0.28%
1995                                 9.07        9.77          --           0.586          +14.53
1996                                 9.77        9.58          --           0.560          + 3.97
1/1/97--2/28/97                      9.58        9.56          --           0.086          + 0.79
                                                                           ------
                                                                     Total $1.347

                                                    Cumulative total return as of 2/28/97: +20.35%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares***
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
9/28/84--12/31/84                   $9.38       $9.64        $0.022        $0.187          + 4.07%
1985                                 9.64        9.96         0.344         1.051          +19.93
1986                                 9.96        9.87         0.440         0.862          +13.36
1987                                 9.87        9.23         0.042         0.834          + 2.35
1988                                 9.23        9.07          --           0.849          + 7.67
1989                                 9.07        9.39          --           0.863          +13.64
1990                                 9.39        9.48          --           0.835          +10.43
1991                                 9.48        9.94          --           0.787          +13.75
1992                                 9.94        9.81          --           0.669          + 5.64
1993                                 9.81        9.98          --           0.532          + 7.27
1994                                 9.98        9.08          --           0.571          - 3.32
1995                                 9.08        9.77          --           0.641          +15.06
1996                                 9.77        9.58          --           0.614          + 4.56
1/1/97--2/28/97                      9.58        9.56          --           0.094          + 0.88
                                                             ------        ------
                                                       Total $0.848  Total $9.389

                                                   Cumulative total return as of 2/28/97: +195.94%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Trust outstanding prior to October 21, 1994 were redesignated to Class D Shares.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +4.71%         +0.52%
Inception (10/21/94)
through 12/31/96                           +9.30          +7.29

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +4.02%         +0.09%
Five Years Ended 12/31/96                  +5.14          +5.14
Inception (12/23/91)
through 12/31/96                           +5.20          +5.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                        +3.97%         +2.99%
Inception (10/21/94)
through 12/31/96                           +8.42          +8.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +4.56%         +0.37%
Five Years Ended 12/31/96                  +5.68          +4.82
Ten Years Ended 12/31/96                   +7.57          +7.13

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                                           Face      Interest            Maturity              Value
Issue                                                     Amount       Rate               Date(s)            (Note 1a)
US Government Obligations--2.28%

United States Treasury Notes                          $ 15,000,000     8.875   %         2/15/1999        $   15,757,050
                                                        30,000,000     6.50              10/15/2006           29,765,700

Total US Government Obligations (Cost--$45,744,520)                                                           45,522,750


US Government Agency Mortgage-Backed Obligations*--93.51%


Federal Home Loan Mortgage                             100,000,000     6.775(7)+++       11/01/2003           99,812,500
Corporation--Multi-Family                                9,843,832     7.225(2)+++       11/01/1997            9,860,751

Federal Home Loan Mortgage Corporation                         718    10.00              7/01/2019                   785
Participation Certificates                              16,755,131    10.50         9/01/2000-9/01/2020       18,535,364
                                                         4,027,412    11.00         8/01/2010-9/01/2020        4,506,916
                                                         3,179,932    11.50        10/01/1998-6/01/2020        3,594,309
                                                         1,527,431    12.00         7/01/1999-6/01/2020        1,752,727
                                                         3,415,653    12.50        10/01/1999-7/01/2019        3,973,873
                                                         4,475,445    13.00         8/01/1999-2/01/2016        5,267,017

Federal Home Loan Mortgage Corporation                     406,806     6.00              4/01/2009               393,329
Participation Certificates--Gold Program                89,000,000     6.50            15-Year TBA(8)         86,999,962
                                                        65,304,572     7.00         4/01/2011-2/10/2012       65,114,351
                                                        24,106,738     7.00(2)           10/01/1999           24,333,341
                                                        99,230,545     7.50         5/01/2009-9/01/2026       99,669,839
                                                        68,034,186     8.00         1/01/2007-11/01/2025      69,713,534
                                                        13,116,905     8.50         1/01/2025-7/01/2025       13,596,459
                                                         5,676,378    10.50        10/01/2020-12/01/2020       6,258,207

Federal Home Loan Mortgage                 Trust 273     7,002,030     7.00(1)           7/01/2026             2,397,201
Corporation REMICs**                       Trust 134     2,186,201     9.00(1)           4/15/2022               590,274
                                           Trust 1220   93,449,362    10.00              2/15/2022            11,279,403

Federal National Mortgage Association                   67,708,585     6.50        12/01/2008-5/01/2026       64,417,832
Mortgage-Backed Securities                             179,632,619     7.00         6/01/2007-12/01/2026     175,664,650
                                                       202,057,783     7.50         1/01/2025-3/01/2027      202,180,916
                                                        46,595,866     8.00         6/01/2006-11/01/2026      47,597,813
                                                        20,372,482     8.50         8/01/2012-11/01/2025      21,110,682
                                                        31,200,335     8.50(3)           7/15/2023            32,156,625
                                                        24,690,487     9.50              3/01/2020            26,665,726
                                                            14,021    10.50              9/01/2000                14,927
                                                        37,686,326    11.00         2/01/2011-11/01/2020      42,938,669
                                                            99,054    11.50         1/01/2015-6/01/2015          113,540
                                                         1,957,209    13.00         8/01/2010-6/01/2015        2,332,739


SCHEDULE OF INVESTMENTS (continued)
                                                           Face      Interest            Maturity              Value
Issue                                                     Amount       Rate               Date(s)            (Note 1a)
US Government Agency Mortgage-Backed Obligations* (concluded)

Federal National Mortgage Association                 $ 19,750,000     6.79     %        4/01/2004        $   19,688,281
Mortgage-Backed Securities--Multi-Family+++             11,931,907     6.875             1/01/2007            11,931,907
                                                        12,184,000     6.94              1/01/2007            12,126,888
                                                         3,300,000     6.95              3/01/2007             3,285,563
                                                         2,850,000     6.96              2/01/2007             2,843,766
                                                        13,990,443     6.96             12/01/2006            13,959,839
                                                         5,500,000     6.97              2/01/2007             5,491,406
                                                         4,730,000     7.085             2/01/2007             4,759,563
                                                         4,600,000     7.11              3/01/2007             4,630,187
                                                         8,175,000     7.05             12/01/2006             8,206,934
                                                         2,211,305     7.59              7/01/2006             2,294,575

Federal National Mortgage Association      94-M1-IO     79,023,100     0.87(1)          10/25/2003             3,213,400
Mortgage-Backed Securities--REMICs**--     94-M4-A      23,438,246     9.03512           8/25/2026            24,295,218
Multi-Family+++

Federal National Mortgage                  93-123-S     15,529,411     8.55156++         7/25/2000            14,951,911
Association REMICs**

Government National Mortgage Association                90,215,964     7.00         4/15/2023-12/15/2025      87,877,369
Mortgage-Backed Securities                             239,231,789     7.50         1/15/2007-9/15/2026      239,265,204
                                                       179,902,891     8.00         5/15/2023-9/15/2026      183,640,182
                                                        19,472,551     8.50         6/15/2021-3/15/2026       20,190,504
                                                        56,095,053    10.00        12/15/2015-12/15/2021      61,784,652
                                                           312,599    10.50        10/15/2014-4/15/2021          351,477
                                                               864    11.00              1/15/2016                   987
                                                            11,391    11.50         8/15/2013-4/15/2015           13,163

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,868,664,577)                              1,867,647,237


Face
Amount                                                       Issue

Repurchase Agreements***--4.55%


$90,800,000                                Nikko Securities Co., purchased on 2/28/1997 to yield
                                           5.37% to 3/03/1997                                                 90,800,000

Total Repurchase Agreements (Cost--$90,800,000)                                                               90,800,000


US Government & Agency Discount Obligations****--10.25%


 75,000,000                                Federal Home Loan Mortgage Corporation, 5.16% due 3/19/1997        74,828,000
130,000,000                                Federal National Mortgage Association, 5.15% due 3/13/1997        129,814,028

Total US Government & Agency Discount Obligations (Cost--$204,642,028)                                       204,642,028


SCHEDULE OF INVESTMENTS (concluded)
                     Nominal Value                                         Strike                               Value
                   Covered by Options              Issue                   Price                              (Note 1a)

Options Purchased--0.08%
Call Options            148,907,289        Federal Home Loan Mortgage
Purchased                                  Corporation--Gold Program,
                                           15-Year, 7%                      100          2/1997(4)        $    1,498,383
                         99,016,965        Government National Mortgage
                                           Association, 30-Year, 6%
                                           Adjustable Rate Mortgage (6)     100         9/20/2011(5)              24,754

Total Options Purchased (Cost--$3,003,719)                                                                     1,523,137

Total Investments (Cost--$2,212,854,844)--110.67%                                                          2,210,135,152


Options Written--(0.01%)

Put Options              99,016,965        Government National Mortgage
Written                                    Association, 30-Year, 6%
                                           Adjustable Rate Mortgage (6)     100          9/20/2011              (138,624)

Total Options Written (Premiums Received--$0)(5)                                                                (138,624)

Total Investments, Net of Options Written (Cost--$2,212,854,844)--110.66%                                  2,209,996,528

Liabilities in Excess of Other Assets--(10.66%)                                                             (212,858,160)
                                                                                                          --------------
Net Assets--100.00%                                                                                       $1,997,138,368
                                                                                                          ==============

 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)The option is callable from this date.
 (5)Represents European style options which can be exercised only on the expiration date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
 (8)Represents a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of February 28, 1997.
 +++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
****Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Trust.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997
Assets:             Investments, at value (identified cost--$2,209,851,125)
                    (Note 1a)                                                                            $ 2,208,612,015
                    Options purchased, at value (cost--$3,003,719)
                    (Notes 1a & 1c)                                                                            1,523,137
                    Cash                                                                                          19,378
                    Receivables:
                      Securities sold                                                   $   158,127,049
                      Interest                                                               13,318,556
                      Beneficial interest sold                                                2,034,929
                      Principal paydowns                                                        614,459      174,094,993
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         186,319
                                                                                                         ---------------
                    Total assets                                                                           2,384,435,842
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$0)
                    (Notes 1a & 1c)                                                                              138,624
                    Payables:
                      Securities purchased (Note 1h)                                        378,037,833
                      Beneficial interest redeemed                                            4,332,487
                      Dividends to shareholders (Note 1g)                                     2,127,715
                      Investment adviser (Note 2)                                               713,655
                      Distributor (Note 2)                                                      651,580
                      Loaned securities and extended delivery fees (Note 6)                      71,983      385,935,253
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,223,597
                                                                                                         ---------------
                    Total liabilities                                                                        387,297,474
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 1,997,138,368
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $     2,569,335
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      8,010,424
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        261,980
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     10,052,365
                    Paid-in capital in excess of par                                                       2,278,320,343
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                (299,217,763)
                    Unrealized depreciation on investments--net                                               (2,858,316)
                                                                                                         ---------------
                    Net assets                                                                           $ 1,997,138,368
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $245,652,244 and
                    25,693,347 shares of beneficial interest outstanding                                 $          9.56
                                                                                                         ===============
                    Class B--Based on net assets of $765,656,031 and
                    80,104,235 shares of beneficial interest outstanding                                 $          9.56
                                                                                                         ===============
                    Class C--Based on net assets of $25,039,865 and
                    2,619,796 shares of beneficial interest outstanding                                  $          9.56
                                                                                                         ===============
                    Class D--Based on net assets of $960,790,228 and
                    100,523,651 shares of beneficial interest outstanding                                $          9.56
                                                                                                         ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 1997
Investment          Interest and discount earned                                                         $    76,911,264
Income              Other                                                                                         64,729
(Note 1e):                                                                                               ---------------
                    Total income                                                                              76,975,993
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                                          4,731,759
                    Account maintenance and distribution fees--Class B (Note 2)                                3,174,569
                    Account maintenance fees--Class D (Note 2)                                                 1,187,136
                    Transfer agent fees--Class B (Note 2)                                                        653,360
                    Transfer agent fees--Class D (Note 2)                                                        640,403
                    Custodian fees                                                                               209,228
                    Transfer agent fees--Class A (Note 2)                                                        158,990
                    Accounting services (Note 2)                                                                 125,186
                    Account maintenance and distribution fees--Class C (Note 2)                                   95,695
                    Printing and shareholder reports                                                              90,521
                    Registration fees (Note 1f)                                                                   75,154
                    Professional fees                                                                             52,640
                    Trustees' fees and expenses                                                                   37,870
                    Transfer agent fees--Class C (Note 2)                                                         18,112
                    Other                                                                                         46,407
                                                                                                         ---------------
                    Total expenses                                                                            11,297,030
                                                                                                         ---------------
                    Investment income--net                                                                    65,678,963
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                         16,745,708
Unrealized Gain on  Change in unrealized depreciation on investments--net                                     19,265,673
Investments--Net                                                                                         ---------------
(Notes 1c, 1e       Net Increase in Net Assets Resulting from Operations                                 $   101,690,344
and 3):                                                                                                  ===============


Statements of Changes in Net Assets
                                                                                         For the Six          For the
                                                                                         Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                       Feb. 28, 1997      Aug. 31, 1996
Operations:         Investment income--net                                              $    65,678,963  $   145,023,260
                    Realized gain on investments--net                                        16,745,708       17,428,212
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         19,265,673      (66,407,293)
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from operations                    101,690,344       96,044,179
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (8,059,847)     (15,541,226)
(Note 1g):            Class B                                                               (25,677,631)     (66,689,844)
                      Class C                                                                  (720,136)      (1,181,094)
                      Class D                                                               (31,273,318)     (61,490,784)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (65,730,932)    (144,902,948)
                                                                                        ---------------  ---------------

Beneficial Interest Net decrease in net assets derived from beneficial
Transactions        interest transactions                                                  (160,417,309)    (307,548,996)
(Note 4):                                                                               ---------------  ---------------

Net Assets:         Total decrease in net assets                                           (124,457,897)    (356,407,765)
                    Beginning of period                                                   2,121,596,265    2,478,004,030
                                                                                        ---------------  ---------------
                    End of period                                                       $ 1,997,138,368  $ 2,121,596,265
                                                                                        ===============  ===============

                    See Notes to Financial Statements.

Financial Highlights
                                                                                               Class A

The following per share data and ratios have been derived                     For the Six      For the     For the Period
from information provided in the financial statements.                        Months Ended    Year Ended   Oct. 21, 1994++
                                                                              February 28,    August 31,     to August 31,
Increase (Decrease) in Net Asset Value:                                           1997         1996++++        1995++++
Per Share           Net asset value, beginning of period                       $     9.40     $     9.61      $     9.16
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income--net                                            .32            .64             .58
                    Realized and unrealized gain (loss) on
                    investments--net                                                  .16           (.21)            .45
                                                                               ----------     ----------      ----------
                    Total from investment operations                                  .48            .43            1.03
                                                                               ----------     ----------      ----------
                    Less dividends from investment income--net                       (.32)          (.64)           (.58)
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $     9.56     $     9.40      $     9.61
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                              5.20%+++       4.55%          11.56%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                         .66%*          .62%            .64%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income--net                                          6.83%*         6.64%           7.21%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  245,652     $  231,651      $  223,237
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                            133.86%        204.14%         260.34%
                                                                               ==========     ==========      ==========



                                                                                       Class B
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended
                                                               February 28,       For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                           1997      1996++++    1995++++       1994        1993
Per Share           Net asset value, beginning of period     $     9.40  $     9.61  $     9.41  $    10.14   $     9.92
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .29         .57         .60         .48          .52
                    Realized and unrealized gain (loss)
                    on investments--net                             .16        (.21)        .20        (.73)         .22
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .45         .36         .80        (.25)         .74
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.29)       (.57)       (.60)       (.48)        (.52)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.56  $     9.40  $     9.61  $     9.41   $    10.14
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            4.80%+++    3.72%       8.91%      (2.55%)       7.80%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.43%*      1.39%       1.41%       1.33%        1.30%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        6.06%*      5.87%       6.39%       4.90%        5.27%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  765,656  $  924,885  $1,262,985  $1,497,358   $2,151,917
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          133.86%     204.14%     260.34%     322.68%      224.35%
                                                             ==========  ==========  ==========  ==========   ==========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class C

The following per share data and ratios have been derived                     For the Six      For the      For the Period
from information provided in the financial statements.                        Months Ended    Year Ended   Oct. 21, 1994++
                                                                              February 28,    August 31,    to August 31,
Increase (Decrease) in Net Asset Value:                                           1997         1996++++        1995++++
Per Share           Net asset value, beginning of period                       $     9.40     $     9.61      $     9.16
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income--net                                            .29            .56             .51
                    Realized and unrealized gain (loss) on
                    investments--net                                                  .16           (.21)            .45
                                                                               ----------     ----------      ----------
                    Total from investment operations                                  .45            .35             .96
                                                                               ----------     ----------      ----------
                    Less dividends from investment income--net                       (.29)          (.56)           (.51)
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $     9.56      $    9.40      $     9.61
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                              4.77%+++       3.67%          10.80%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                        1.47%*         1.43%           1.47%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income--net                                          6.02%*         5.82%           6.28%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $   25,040     $   22,672      $   15,621
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                            133.86%        204.14%         260.34%
                                                                               ==========     ==========      ==========

                                                                                       Class D

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         1997        1996++++    1995++++       1994        1993
Per Share           Net asset value, beginning of
Operating           period                                   $     9.40  $     9.61  $     9.41  $    10.14   $     9.92
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .31         .62         .64         .52          .57
                    Realized and unrealized gain (loss)
                    on investments--net                             .16        (.21)        .20        (.73)         .22
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .47         .41         .84        (.21)         .79
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                    (.31)       (.62)       (.64)       (.52)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     9.56  $     9.40  $     9.61  $     9.41   $    10.14
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            5.07%+++    4.28%       9.48%      (2.06%)       8.35%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .91%*       .87%        .89%        .83%         .79%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        6.58%*      6.39%       6.91%       5.41%        5.80%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  960,790  $  942,388  $  976,161  $1,356,979   $1,836,100
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          133.86%     204.14%     260.34%     322.68%      224.35%
                                                             ==========  ==========  ==========  ==========   ==========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained from one or more dealers that make markets in the securities. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell interest rate futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of February 28, 1997 was $154,249,142.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:


Portion of Average Daily Value of Net Assets:        Rate


Not exceeding $500 million                           0.500%

In excess of $500 million but not
exceeding $1 billion                                 0.475%

In excess of $1 billion but not
exceeding $1.5 billion                               0.450%

In excess of $1.5 billion but not
exceeding $2 billion                                 0.425%

In excess of $2 billion but not
exceeding $2.5 billion                               0.400%

In excess of $2.5 billion but not
exceeding $3.5 billion                               0.375%

In excess of $3.5 billion but not
exceeding $5 billion                                 0.350%

In excess of $5 billion but not
exceeding $6.5 billion                               0.325%

Exceeding $6.5 billion                               0.300%


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended February 28, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                                $   52        $ 1,017
Class D                                $7,944        $64,423

For the six months ended February 28, 1997, MLPF&S received contingent deferred sales charges of $551,966 and $9,284 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended February 28, 1997, the Trust paid MLSPS $316 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $2,698,378,326 and $2,913,619,182, respectively.

Net realized and unrealized gains (losses) as of February 28, 1997 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments            $ 17,159,854   $ (1,239,110)
Short-term investments                 (8,445)            --
Options purchased                    (405,701)    (1,480,582)
Options written                            --       (138,624)
                                 ------------   ------------
Total                            $ 16,745,708   $ (2,858,316)
                                 ============   ============

As of February 28, 1997, net unrealized depreciation for Federal income tax purposes aggregated $2,858,316, of which $10,936,480 related to appreciated securities and $13,794,796 related to depreciated securities. The aggregate cost of investments, including options purchased, at February 28, 1997 for Federal income tax purposes was $2,212,854,844.

Transactions in call options written for the six months ended
February 28, 1997 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of period       50,000,000   $    515,625
Options written                   148,000,000        926,094
Options closed                   (100,000,000)      (820,313)
Options expired                   (98,000,000)      (621,406)
                                 ------------   ------------
Outstanding call options
written, end of period                     --   $         --
                                 ============   ============

Transactions in put options written for the year ended February 28, 1997 were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Put Options Written                  Options       Received

Outstanding put options
written, beginning of period      100,000,000   $     10,000
Options closed                       (983,035)       (10,000)
                                 ------------   ------------
Outstanding put options
written, end of period             99,016,965   $         --
                                 ============   ============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $160,417,309 and $307,548,996 for the six months ended February 28, 1997 and for the year ended August 31, 1996 respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                         4,855,966   $ 46,469,465
Shares issued to shareholders
in reinvestment of dividends          115,044      1,100,912
                                 ------------   ------------
Total issued                        4,971,010     47,570,377
Shares redeemed                    (3,921,959)   (37,499,553)
                                 ------------   ------------
Net increase                        1,049,051   $ 10,070,824
                                 ============   ============



Class A Shares for the
Year Ended                                          Dollar
August 31, 1996                       Shares        Amount

Shares sold                        11,032,271   $105,977,427
Shares issued to shareholders
in reinvestment of dividends          213,992      2,055,029
                                 ------------   ------------
Total issued                       11,246,263    108,032,456
Shares redeemed                    (9,834,489)   (94,194,820)
                                 ------------   ------------
Net increase                        1,411,774   $ 13,837,636
                                 ============   ============

Class B Shares for the
Six Months Ended                                    Dollar
February 28, 1997                     Shares        Amount

Shares sold                         5,317,257  $  50,856,301
Shares issued to shareholders
in reinvestment of dividends        1,558,715     14,906,475
                                -------------  -------------
Total issued                        6,875,972     65,762,776
Automatic conversion
of shares                          (8,033,282)   (76,899,020)
Shares redeemed                   (17,142,841)  (163,887,728)
                                -------------  -------------
Net decrease                      (18,300,151) $(175,023,972)
                                =============  =============

Class B Shares for the

Year Ended                                          Dollar
August 31, 1996                       Shares        Amount

Shares sold                        16,843,373  $ 161,838,398
Shares issued to shareholders
in reinvestment of dividends        4,018,944     38,574,345
                                -------------  -------------
Total issued                       20,862,317    200,412,743
Automatic conversion of
shares                             (9,718,045)  (107,029,876)
Shares redeemed                   (44,194,562)  (408,856,018)
                                -------------  -------------
Net decrease                      (33,050,290) $(315,473,151)
                                =============  =============

Class C Shares for the
Six Months Ended                                    Dollar
February 28, 1997                     Shares        Amount

Shares sold                           840,230  $   8,041,428
Shares issued to shareholders
in reinvestment of dividends           47,277        452,197
                                -------------  -------------
Total issued                          887,507      8,493,625
Shares redeemed                      (680,263)    (6,505,741)
                                -------------  -------------
Net increase                          207,244  $   1,987,884
                                =============  =============

Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         2,160,634  $  20,825,991
Shares issued to shareholders
in reinvestment of dividends           75,534        723,024
                                -------------  -------------
Total issued                        2,236,168     21,549,015
Shares redeemed                    (1,449,722)   (13,905,461)
                                -------------  -------------
Net increase                          786,446  $   7,643,554
                                =============  =============


Class D Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                         3,920,798  $  37,513,344
Automatic conversion of
shares                              8,033,282     76,899,020
Shares issued to shareholders
in reinvestment of dividends        1,586,881     15,178,985
                                -------------  -------------
Total issued                       13,540,961    129,591,349
Shares redeemed                   (13,287,133)  (127,043,394)
                                -------------  -------------
Net increase                          253,828  $   2,547,955
                                =============  =============



Class D Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                        24,780,817  $ 222,390,773
Automatic conversion of
shares                              9,718,045    107,029,876
Shares issued to shareholders
in reinvestment of dividends        3,084,645     29,564,190
                                -------------  -------------
Total issued                       37,583,507    358,984,839
Shares redeemed                   (38,921,835)  (372,541,874)
                                -------------  -------------
Net decrease                       (1,338,328) $ (13,557,035)
                                =============  =============



5. Capital Loss Carryforward:
At August 31, 1996, the Trust had a net capital loss carryforward of approximately $302,395,000, of which $68,370,000 expires in 1997, $39,147,000 expires in 1998, $178,146,000 expires in 2003, and
$16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Loaned Securities:
At February 28, 1997, the Trust held US Treasury Notes having an aggregate value of approximately $31,542,000 as collateral for portfolio securities loaned having a market value of approximately $29,766,000.